Proposed Final Version
JOINDER AGREEMENT
JOINDER AGREEMENT dated as of July 8, 2022 by APPLE BANK FOR SAVINGS (the “Assuming Lender”), in favor of North Haven Private Income Fund LLC, a Delaware limited liability company (the “Borrower”), and ING Capital LLC, as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
The Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Senior Secured Revolving Credit Agreement, dated as of February 1, 2022 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of February 4, 2022, and as further amended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).
Pursuant to Section 2.08(e) of the Credit Agreement, the Assuming Lender hereby agrees to (and does hereby) become a “Lender” under and for all purposes of the Credit Agreement with a Commitment as set forth in Schedule I hereto. Without limiting the foregoing, the Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder.
The terms and provisions of any new Loans issued by the Assuming Lender, and the new Commitment described herein, shall be identical to the terms and provisions of Loans of the applicable Class issued by, and the Commitments of the applicable Class of, the Lenders immediately prior to the date hereof.
Sections 9.06, 9.09 and 9.10 of the Credit Agreement apply to this Joinder Agreement mutatis mutandis.

BUSINESS.29219045.3

IN WITNESS WHEREOF, the Assuming Lender has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

APPLE BANK FOR SAVINGS
By: /s/ Burt Feinberg
Name: Burt Feinberg
Title: Managing Director

Accepted and agreed:
NORTH HAVEN PRIVATE INCOME FUND LLC

By: /s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Authorized Signatory

ING CAPITAL LLC,
as Administrative Agent and an Issuing Bank
By: /s/ Patrick W. Frisch
Name: Patrick W. Frisch
Title: Managing Director
By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as an Issuing Bank
By: /s/ Brett Austin
Name: Brett Austin
Title: Managing Director

MUFG BANK, LTD.,
as an Issuing Bank
By: /s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

Schedule I
COMMITMENTS

Lender	Dollar Commitment	Multicurrency Commitment	Aggregate Commitment
Apple Bank for Savings	$50,000,000.00	[N/A]	$50,000,000.00